EXHIBIT 99.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into and made effective as of January 4, 2008 by and between Viking Systems, Inc., a Delaware corporation (the “Company”), and the investors set forth on the signature pages affixed hereto (each, a “Purchaser” and collectively, the “Purchasers”), with respect to the following facts:

A.    On the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) an aggregate of up to 16,800,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), and (ii) warrants to purchase an aggregate of 16,800,000 shares of Common Stock at an exercise price of $0.18 per share in the form attached hereto as Exhibit A (the “Warrants”); and

B.    The transactions contemplated by this Agreement are conditioned on the completion of a recapitalization with respect to the Company's capital stock and certain outstanding warrants and debentures and a 1 for 50 reverse split of the Common Stock issued and outstanding immediately before the consummation of the transactions contemplated by this Agreement, such that immediately following such recapitalization and such reverse split, all debentures issued by the Company shall be cancelled and the capitalization of the Company shall be as set forth in the capitalization chart attached hereto as Exhibit B (collectively, the “Recapitalization”).

NOW, THEREFORE, in consideration of the covenants and promises contained in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

1.    Sale and Issuance of Common Stock; Closing Conditions.

(a)    Purchase and Sale.  Subject to the terms and conditions of this Agreement, on the Closing Date (as such term is defined below), each of the Purchasers shall severally, and not jointly, purchase, and the Company shall sell and issue to the Purchasers, the shares of Common Stock being purchased by the Purchasers (the “Shares”) and the Warrants being purchased by the Purchasers, in each case, in the respective amounts set forth opposite each of the Purchasers' respective names on the signature pages hereto, in exchange for $0.178571 per Share (the “Purchase Price”).  The Shares and the Warrants, together, may be referred to herein as the “Securities.”

(b)    Closing.  The purchase and sale of the Securities (the “Closing”) shall occur at the offices of Duane Morris LLP, 101 W. Broadway, Suite 900, San Diego, California, 92101 (or remotely via the exchange of documents and signatures by facsimile, email or other means) on or before January 4, 2008 (but not before January 2, 2008), or at such other time and place as the Company and the Purchasers may mutually agree (the “Closing Date”).  At the Closing, the Company shall deliver to each respective Purchaser, a stock certificate representing the Shares registered in the name of the Purchaser and the Warrants issued in the name of the Purchaser, against delivery of the aggregate Purchase Price therefor by wire transfer of immediately available funds which shall be received by January 2, 2008, in the account designated by the Company.

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2.    Representations and Warranties of the Company.  The Company represents and warrants to the Purchasers, effective as of the date of this Agreement and as of the Closing Date, as follows:

(a)    Authorization.  The Company has full corporate right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally, (ii) equitable limitations on the availability of specific remedies, (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity), and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b)    Valid Issuance of Common Stock.  The Securities that are being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, the Shares will be duly and validly issued, fully paid and nonassessable, and when issued pursuant to a valid exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable.  The Securities and the Common Stock issuable upon exercise of the Warrants will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

(c)    Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not: (i) conflict with or violate any provision of the Company's certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals (as such term is defined in Section 2(d)), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement.

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(d)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings required under federal securities laws, and (ii) the filing of Form D with the U.S. Securities and Exchange Commission (the “Commission”) and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e)    SEC Reports; Financial Statements.  The Company’s Quarterly Report on Form 10-QSB for the Quarter Ended September 31, 2007, as filed with the Commission on December 19, 2007 (the “Form 10Q-SB”), complied as of such filing date, in all material respects with the requirements of the Securities Act and the Exchange Act, and when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Form 10-QSB comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)    Material Changes. Since the date of the latest audited financial statements included within the SEC Reports (as such term is defined below), except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, or pursuant to this Agreement or the Recapitalization: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. For purposes of this Agreement, “SEC Reports” means the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), including the exhibits thereto and documents incorporated by reference therein and amendments thereof.

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(g)    Compliance with Laws.  The Company has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not cause a Material Adverse Effect.

(h)    Capital Structure.  As of the date hereof, the authorized capital stock of the Company consists of 400,000,000 shares of Common Stock, of which 69,934,072 shares are issued and outstanding on such date (approximately 1,400,000 post- reverse split) and 25,000,000 shares of preferred stock, $0.001 par value, of which 7,789  shares are issued and outstanding on such date.  All such shares of the Company have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof, if any.  The Company has also reserved 7,500,000 shares of Common Stock for issuance pursuant to its 2004 Stock Incentive Plan (the “Incentive Plan”), and 500,000 shares of Common Stock for issuance pursuant to its 2004 Non-Employee Director Stock Ownership Plan (the “Director Plan” and together with the Incentive Plan, the “Plans”), 6,216,000 (approximately 125,000 post-reverse split) of which were issuable upon exercise of outstanding awards granted under the Plans as of the date hereof.  The Company  reserved a total of 1,680,000 shares related to the issuance of non qualified stock options or warrants to consultants outside of the Company’s plans. The Company has also reserved 66,471,108 shares of Common Stock issuable upon conversion of debentures, 53,349,315 shares of Common Stock issuable upon conversion of preferred stock and  55,490,359 shares of Common Stock issuable upon exercise of warrants issued in connection with the debentures and preferred stock.  The Company has reserved an additional 9,472,222 shares of Common Stock (189,444 post-reverse split) for the exercise of warrants issued prior to the issuance of the debentures and preferred stock. The debentures, preferred stock and their related warrants, will be extinguished and replaced in their entirety by the post- reverse split shares of Common Stock being issued in connection with the Recapitalization as set forth on Exhibit B.  The shares of Common stock currently reserved for issuance upon conversion of the debentures and preferred stock and upon exercise of the warrants relating to the debentures and preferred stock will be considered to be no longer reserved upon the Recapitalization.  Except as set forth in this Section 2(g) and except with respect to the Recapitalization as set forth on Exhibit B and as contemplated by this Agreement, there are no other options, warrants, rights, convertible or exchangeable securities, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or any securities convertible into or exchangeable for capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, right, commitment or agreement.  There are no outstanding bonds, debentures, notes or other obligations issued by the Company which permit the holders thereof to vote with the stockholders of the Company on any matter.

(i)    Litigation.  There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company before any governmental authority which (i) in any manner challenge or seek to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement, or (ii) could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.  Neither the Company nor any of its assets or properties (whether leased or owned) is subject to any orders, judgments, injunctions or decrees which could reasonably be expected to cause a Material Adverse Effect.

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(j)    Disclosure. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  On or before January 15, 2008 the Company shall publicly disclose, via a Current Report on Form 8-K, any material non-public information provided to any Purchaser prior to the date of such public release.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.

3.    Representations and Warranties of Purchaser.  Each of the Purchasers, severally and not jointly, represents and warrants to the Company, effective as of the date of this Agreement and as of the Closing, as follows, understanding that the Company will rely on these representations as a basis for determining the availability of an exemption for the sale of the Securities under applicable federal and state securities laws:

(a)    Organization and Existence.  Such Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of the state of its organization or formation, and has all requisite power and authority to invest in the Securities pursuant to this Agreement.

(b)    Authorization.  Such Purchaser has full power and authority and has taken all requisite action on the part of the Purchaser necessary for (i) the authorization, execution and delivery of this Agreement, and (ii) the authorization of the performance of all obligations of the Purchaser hereunder.  The execution and delivery of this Agreement by the Purchaser and the consummation by him, her or it of the transactions contemplated hereby have been duly authorized by the Purchaser, and if the Purchaser is not an individual, by its board of directors or other appropriate governing body, and no further consent or authorization of the Purchaser is required.  This Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally, (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity), and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(c)    Purchase Entirely for Own Account.  The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser's own account, not as nominee or agent, and not with a view to the resale of distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any party of such Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.  Such Purchaser is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered.

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(d)    Investor Experience; Acknowledgement of Risk.  Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.  Such Purchaser understands that its investment in the Securities involves a significant degree of risk.

(e)    Disclosure of Information.  Such Purchaser has conducted its own due diligence examination of the Company's business, financial condition, results of operations, and prospects, and has had an opportunity to receive all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business, finances and operations and the terms and conditions of the offering of the Securities.  The Purchaser acknowledges that (i) all Commission Reports have been made available to the Purchaser, and (ii) the Purchaser has had the opportunity to ask questions, receive answers, and obtain additional information from and concerning the Company.

(f)    Restricted Securities.  Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  Such Purchaser understands that the Securities are being offered and sold to him, her or it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchasers set forth herein to determine the availability of such exemption and the eligibility of the Purchasers to acquire the Securities.

(g)    Legend.  Such Purchaser understands and agrees that the certificate representing the Securities will bear a legend similar to the following:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

The certificates evidencing the Securities may also bear any applicable legend required by any state, local or foreign law governing such securities.

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(h)    Restriction on Sales, Short Sales and Hedging Transactions.  Such Purchaser represents and agrees that during the period from the execution of this Agreement through the Closing Date, such Purchaser shall not (i) purchase or sell, or induce others to purchase or sell, the Common Stock as traded in the public market, and (ii) execute or effect, or cause to be executed or effected, any short sale, option or equity swap transactions in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Securities by such Purchaser.

(i)    Accredited Investor.  Such Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

4.    Conditions to Closing.

(a)    Purchasers.  The obligation of each Purchaser to purchase the Securities at the Closing is subject to the fulfillment to the satisfaction of the Purchasers on or before the Closing of the following conditions:

(i)    Delivery of Agreement by Company.  The Company shall have executed and delivered this Agreement.

(ii)    Representations and Warranties; Performance of Obligations.  The representations and warranties made by the Company in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, with the same force and effect as if they had been made at and as of such time, subject to changes contemplated by this Agreement.  The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or before the Closing.

(iii)    Compliance Certificate.  The chairman of the board of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in this Section 4 have been fulfilled.

(iv)    Recapitalization.  The Company shall have secured the approval of the requisite number of holders of each of its currently outstanding classes of capital stock, and the approval of the requisite number of holders of the debentures issued by the Company, to the Recapitalization.  It is understood and agreed that the Closing and the Recapitalization shall occur simultaneously with each other.

(v)    Litigation.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by this Agreement in the manner provided for in this Agreement.

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(b)    The Company.  The Company's obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or before the Closing Date of the following conditions:

(i)    Delivery of Agreement by Purchasers.  Each Purchaser shall have executed and delivered this Agreement.

(ii)    Representations and Warranties.  The representations and warranties made by the Purchasers in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, with the same force and effect as if they had been made at and as of such time, subject to changes contemplated by this Agreement.  The Purchasers shall have performed in all material respects all obligations and covenants herein required to be performed by them on or before the Closing.

(iii)    Payment of Purchase Price.  The Purchasers shall have delivered the Purchase Price to the Company.

(iv)    Litigation.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by this Agreement in the manner provided for in this Agreement.

(v)    Recapitalization.  The Company shall have secured the approval of the requisite number of holders of each of its currently outstanding classes of capital stock, and the approval of the requisite number of holders of the debentures issued by the Company, to the Recapitalization.  It is understood and agreed that the Closing and the Recapitalization shall occur simultaneously with each other.

5.    Covenants of the Company.

(a)    Transfer Restrictions.  Certificates evidencing the Shares and the common stock which may be obtained upon exercise of the Warrants (the “Warrant Shares”) shall not contain any legend (including the legend set forth in Section 3(g): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend as described hereunder.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends.  The Company agrees that following the effective date of a registration statement covering the resale of the Shares and Warrant Shares or at such time as such legend is no longer required under this Section 5(a), it will, no later than three trading days following the delivery by a Purchaser to the Company or its transfer agent of a certificate representing the Shares or Warrant Shares issued with a restrictive legend (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer set forth in this Section.  Certificates for Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the Company's transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

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(b)    Current Information.  Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(c)    Non-Public Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

(d)    Subsequent Equity Issuances.  From the date hereof until 180 days from the date hereof, the Company shall not issue shares of Common Stock or securities convertible or exchangable into Common Stock at an effective per share of Common Stock price of less than $0.18, subject to adjustment for reverse and forward stock splits and the like effected after the date of this Agreement; provided, however, that issuances of stock options under the Company’s 2007 Equity Incentive Plan or 2007 Non-Employee Directors’ Stock Option Plan exercisable at “fair market value” (as such term in defined in such plans) are exempted from such prohibition.

(e)    Variable Rate Transaction.  From the date hereof until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company shall be prohibited from effecting or entering into an agreement to effect any transaction involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (excluding ordinary anti-dilution adjustments) or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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6.    Miscellaneous.

(a)    Entire Agreement.  Each party expressly acknowledges and agrees that this Agreement is the final, complete and exclusive statement of the agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreements, understandings, or course of dealing.  In entering into this Agreement, neither party is relying on any representation, warranty, or covenant that is not expressly contained in this Agreement.

(b)    Amendment.  Except as expressly otherwise provided herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by the parties to this Agreement.

(c)    No Broker Fees.  Each party represents to the other that it has not used a broker or other placement agent in respect of the sale of the Securities hereunder, and shall indemnify the other from any claims for any broker purporting to act on their behalf.

(d)    Applicable Law.  This Agreement and the rights and remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of Delaware, as if this Agreement were made, and as if its obligations are to be performed, wholly within the State of Delaware. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all reasonable fees and expenses, including attorneys’ fees, and expenses for investigation, preparation and prosecution of such dispute incurred by the prevailing party in connection with such dispute.

(e)    Jurisdiction; Venue; Jury Trial.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  In any action, suit or proceeding in any jurisdiction brought by any party against any other party concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents), the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

(f)    Assignment.  Except as specifically provided in this Agreement, neither the Company nor any Purchaser may sell, license, transfer or assign (by operation of law or otherwise) any of such party's rights or interests in this Agreement or delegate such party's duties or obligations under this Agreement, in whole or in part, without the prior written consent of the other party.

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(g)    Counterparts; Facsimile Signatures.  This Agreement may be executed (i) in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, (ii) via facsimile or electronic transmission (e.g., PDF/email), which shall be deemed an original.

(h)    Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)    Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B)) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

If to the Company

Viking Systems, Inc.
134 Flanders Road
Westborough, MA 01581
Attention:  Chief Financial Officer
Fax:  [___________]

With a copy (not constituting notice) to:

Duane Morris LLP
101 West Broadway, Suite 900
San Diego, CA 92101
Attention:  P. Blake Allen, Esq.
Fax No.:  (619) 744-2201

If to the Purchasers:

To the addresses set forth on the signature pages hereto.

(j)    Publicity.  Except as set forth below, no public release or announcement concerning the transactions contemplated hereby which includes the name(s) of the Purchaser(s) (other than the Recapitalization) shall be used by the Company or the Purchasers without the prior consent of the Company (in the case of a release or announcement by the Purchasers) or the Purchasers (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by applicable federal or state securities laws or the applicable rules or regulations of any securities exchange or securities market.

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(k)    Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(l)    Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(m)    Independent Nature of Investors' Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple purchasers and not because it was required or requested to do so by any Purchaser.

(n)    Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(o)    No Strict Constructions.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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(p)    Rights Cumulative.  Each and all of the various rights, powers and remedies of the parties shall be considered cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of this Agreement.  The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

[NEXT PAGE IS THE SIGNATURE PAGE]
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[COMPANY SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:
Viking Systems, Inc., a Delaware corporation /s/ Robert Mathews
By: Robert Mathews, Chief Financial Officer

PURCHASERS:

See next page.

[Signature Page to Securities Purchase Agreement - 1]

[PURCHASER SIGNATURE PAGES]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

Name of Purchaser:	_____________________________________

Signature of Authorized Signatory of Purchaser:	_____________________________________

Name of Authorized Signatory:	_____________________________________

Title of Authorized Signatory:	_____________________________________

Fax Number of Authorized Signatory:	_____________________________________

Address for Notice of Purchaser:	_____________________________________

Subscription Amount ($):	_____________________________________

Number of Shares:	_____________________________________

Number of Warrants:	_____________________________________

EIN or SSN:	_____________________________________

[Signature Page to Securities Purchase Agreement - 2]

Exhibit A

Form of Warrant

[EXHIBIT A]

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

WARRANT to purchase
common stock
of
Viking systems, INC.

This Warrant (this “Warrant”) certifies that, for value received, [__________________________] and its permitted assignees (the “Holder”), is entitled, upon the terms and conditions of this Warrant, at any time and from time to time, on or after [INSERT ISSUANCE DATE] (the “Initial Exercise Date”) and on or before the Termination Date (as defined below) but not thereafter, to subscribe for and purchase from Viking Systems, Inc., a Delaware corporation (the “Company”), up to [_________] shares (the “Warrant Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.

This Warrant shall terminate (the “Termination Date”) at 5:00 p.m. Eastern Time on the earlier of (i) the five (5) year anniversary of the Initial Exercise Date; and (ii) ten days prior to the effective date of a transaction in which (each, a “Corporate Transaction”) (A) the Company effects any merger or consolidation of the Company with or into another entity (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

Stock Purchase Agreement.  This Warrant is issued pursuant to that certain Stock Purchase Agreement dated the date hereof (the “Stock Purchase Agreement”) by and between the Company and the Holder.

Vesting and Exercise.

Vesting. This Warrant is exercisable as to all of the Warrant Shares on the Initial Exercise Date.

Exercise. Exercise of the purchase rights for vested Warrant Shares represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company); specifying therein the amount of vested Warrant Shares to be exercised, (ii) payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, and (iii) if this Warrant is exercised in full, surrender of this Warrant to the Company.

Surrender of Warrant.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until this Warrant has been exercised in full.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within three Trading Days (as defined below) of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.  Under no circumstances shall this Warrant be exercised for unvested Warrant Shares.

Exercise Price.  The exercise price of the Common Stock under this Warrant shall be $0.18, subject to adjustment hereunder (the “Exercise Price”).

Cashless Exercise.  If at any time (i) the Warrants have been held for the then-applicable holding period (including any available “tacking” period for such Warrants) under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or any successor provision then in effect which would allow the Holder to exercise the Warrants and “tack” the holding period of this Warrant and the Warrant Shares which may be acquired thereunder, and (ii) there is no effective registration statement pursuant to which, the Warrant Shares may be resold by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of vested Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =   the VWAP on the Trading Day immediately preceding the date of such election;

(B) =    the Exercise Price of this Warrant, as adjusted; and

(X) =   the number of vested Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

As used herein, “VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market (each a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by in good faith by the Company's Board of Directors or a committee thereof.

As used herein “Trading Day” shall mean a day on which the Common Stock is traded on one of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board.

Holder’s Restrictions. The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to 0 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, securities convertible into or exercisable for Common Stock ) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this 0, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this 0 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this 0, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this 0 may be waived by the Holder, at the election of the Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this 0 shall continue to apply. Following a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation provisions of this 0 may be waived by the Holder, at the election of the Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 49.99%.  Upon the change by a Holder of the Beneficial Ownership Limitation to such 49.99% limitation, the Beneficial Ownership Limitation may not be further waived by the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this 0 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Mechanics of Exercise.

Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Delivery of Certificates Upon Exercise.

Certificates for shares acquired hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and (i) there is an effective registration statement permitting the resale of the Warrant Shares by the Holder, or (ii) the shares are eligible to be sold under Rule 144(k) as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  Otherwise, the shares shall be transmitted by physical delivery to the address specified by the Holder in the Notice of Exercise within three Trading Days following the last to be received by the Company of (A) the Notice of Exercise Form, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price and the Notice of Exercise Form is received by the Company.

Compensation for Buy-In on Failure to Timely Deliver Certificates. Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

Certain Adjustments.

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any)

 outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

Calculations.  All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

Notice to Holders.

Adjustment to Exercise Price.  Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Notice to Allow Exercise by Holder.  If the Company (A) declares a dividend (or any other distribution) on the Common Stock; (B) declares a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) authorizes the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the Company shall authorize any Corporate Transaction; (E) authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, as applicable, the Company shall cause the following to be mailed to the Holder at its last address as it shall appear on the books of the Company at the time indicated: (x) at least 10 calendar days prior to the applicable record date, a notice stating the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) at least 20 calendar days prior to the expected effective date, a notice stating the date on which such Corporate Transaction is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon the effectiveness of such Corporate Transaction; provided, that the failure to mail any such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

Transfer of Warrant.

Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Sections 4(c), this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with the Assignment Form attached hereto duly executed by the Holder or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in the Assignment Form, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Any such assignee must sign an investment letter in form and substance reasonably satisfactory to the Company before a warrant is issued to such assignee.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

New Warrants.  This Warrant may be divided or combined with other warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

Transfer Restrictions.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501 promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Legends.  The Holder understands and agrees that the certificate representing the Warrant Shares shall bear a legend similar to the following:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO VIKING SYSTEMS THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

The certificates evidencing the Warrant Shares may also bear any applicable legend required by any state, local or foreign law governing such securities.

Miscellaneous.

Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and 0, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof, and following such exercise, only to the extent this Warrant was exercised.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the close of business on the later of (i) the date this Warrant has been exercised by delivery of a duly executed Notice of Exercise Form and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(iv) before the issuance of such shares, have been paid or (ii) the date this Warrant is surrendered to the Company, if required under the terms hereof.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Authorized Shares.

The Company covenants that during the period this Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

Attorneys' Fees.  In the event that any legal proceeding with respect to the interpretation or enforcement of this Warrant is initiated, the prevailing party shall be awarded their costs and expenses including, but not limited to, reasonable attorneys' fees.

Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Stock Purchase Agreement.

Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

Force Majeure.  In no event shall a Holder have any claim or right against the Company for any failure of performance in accordance with this Warrant due to causes beyond its reasonable control, including, but not limited to: such delays arising directly out of an act of God, fire, flood or other natural catastrophe; laws, orders, rules, regulations, directions or action of governmental authorities having jurisdiction or any civil military authority; or national emergency, riot, act of terrorism or war or labor dispute.

Governing Law; Venue.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in the State of Delaware, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  January __, 2008

VIKING SYSTEMS, INC. By: /s/ Robert Mathews Name: Robert Mathews Title: Chief Financial Officer

NOTICE OF EXERCISE

To:    VIKING SYSTEMS, INC.

(1)            The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)            Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(d) of the Warrant, to exercise the Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(d).

(3)            Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following address:

_______________________________

_______________________________

_______________________________

(4)            Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Holder:______________________________________________________________________________
Signature of Authorized Signatory of Holder:_______________________________________________________
Name of Authorized Signatory:___________________________________________________________________
Title of Authorized Signatory:____________________________________________________________________
Date:_______________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to_______________________________________________ whose address is_______________________________________________________________.

Dated:  _____________, _______

Holder's Signature:                                            _____________________________

Holder's Address:                                            _____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

Recapitalization Chart

B-1